UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Advanced Energy Industries, Inc. is filing this amendment to Form 8-K with the Securities and Exchange Commission for the purpose of correcting the title of Exhibit 99.1 to our Form 8-K filed on May 5, 2014.

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2014, we issued a press release reporting financial results for the first quarter of fiscal 2014. Subsequently, a typographical error was noted in the title of Exhibit 99.1 with respect to “ADVANCED ENERGY ANNOUNCES FOURTH QUARTER RESULTS”. The title should read “ADVANCED ENERGY ANNOUNCES FIRST QUARTER RESULTS”. A corrected copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2014	/s/ Danny C. Herron
Danny C. Herron
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 5, 2014 by Advanced Energy Industries, Inc., reporting its financial results for the quarter ended March 31, 2014.